Exhibit 32.1

CERTIFICATION PURSUANTTO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THESARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Buckeye Ventures, Inc. (the “Corporation”) on Form 10QSB for this quarterly report, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Mintz, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Alan Mintz

Alan Mintz
Chief Executive Officer
November 20, 2006